Winslow Green Mutual Funds

winslow green growth fund
winslow green solutions fund

Supplement dated March 31, 2009 to
Prospectuses dated May 27, 2008 and August 29, 2008

The Winslow Green Mutual Funds are pleased to announce that effective March 31, 2009, Brown Advisory Management LLC (“BAMLLC”) entered into an agreement with Winslow Capital Management, LLC (“Winslow”), whereby Winslow would become a wholly-owned subsidiary of BAMLLC. BAMLLC is a subsidiary of Brown Advisory Holdings Incorporated (“Brown Holdings”). Brown Holdings has several other SEC-registered investment advisors under its control, including Brown Investment Advisory Incorporated (“Brown Investment Advisory”). Although there are no portfolio manager changes associated with the transaction, BAMLLC anticipates changing the named investment advisor of the Funds to Brown Investment Advisory upon receiving shareholder approval.  With the change in control of Winslow on March 31, 2009, the Winslow Investment Advisory Agreement with the Winslow Green Mutual Funds automatically terminated requiring the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) to take action to approve the necessary interim and final arrangements for the continued management of the Funds by the same portfolio management team under the Brown umbrella.

At a Board meeting held on March 23, 2009, the Board approved an Interim Investment Advisory Agreement with Brown Investment Advisory on behalf of the Winslow Green Mutual Funds (“Interim Advisory Agreement”) so that as of March 31, 2009, Brown Investment Advisory would begin managing the Funds.  The terms of the Interim Advisory Agreement are substantially identical to the terms of the Winslow’s recently terminated investment advisory agreement except for the identity of the investment advisor and the commencement date of the agreement.  Additionally, under the Interim Advisory Agreement, management fees earned by Brown Investment Advisory will be held in an escrow account until shareholder approval for Brown Investment Advisory as the new investment advisor is obtained.  The Board also approved a final Investment Advisory Agreement with Brown Investment Advisory on behalf of the Funds, subject to shareholder approval.

Brown Investment Advisory is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. BAMLLC is a limited liability company incorporated under the laws of Maryland in 2008. Brown Holdings is incorporated under the laws of Maryland in 1998.  Brown Investment Advisory and its affiliates (“Brown Advisory”) have provided investment advisory and management services to clients for over 10 years.  As of December 31, 2008, Brown Advisory had approximately $14 billion of assets under management. See the prospectus for more information regarding the team of portfolio managers that will continue to manage the Winslow Green Mutual Funds.

In the coming weeks, shareholders will be receiving in the mail a proxy statement seeking shareholder approval of a new investment advisory agreement (the “New Advisory Agreement”) with Brown Investment Advisory.  The New Advisory Agreement, if approved by shareholders, will replace the Interim Advisory Agreement.

Please retain this Supplement with the Prospectus.